PREMIER CALIFORNIA MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier California Municipal Bond Fund for the semi-annual reporting period ended July 31, 1995. The Federal Reserve Board relaxed its policy of monetary restraint in July of 1995 when it eased the rate on Fed Funds on July 6th. This reduction ended the upward pressure on short-term rates prevailing since the beginning of the reporting period. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concerns about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
    For its semi-annual reporting period ending July 31, 1995, your Fund produced a total return, including bond price changes and interest income, of 6.20% for Class A shares and 5.93% for Class B shares.* Income dividends exempt from Federal and State of California personal income taxes of approximately $.335 per share for Class A shares and approximately $.303 for Class B shares were paid.** This is equivalent to an annualized tax-free distribution rate per share of 5.10% for Class A shares and 4.82% per share for Class B shares+, comfortably in excess of the annualized inflation rate of 2.95% as measured by the Consumer Price Index for the same period.++
    Class C shares had a total return of -1.66% from their inception on June 2, 1995 through July 31, 1995. During this period, income dividends of approximately $.094 per share were paid, equating to an annualized tax-free distribution rate of 4.50% per share.
THE ECONOMY
    Economic reports about lagging home and auto sales and new home construction weakened from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise, a particularly politically sensitive indicator, made even more so by the coming Presidential election year.
    A word about inflation. Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely to continue, particularly if the economy remains sluggish. This is good news for bond investors since easing inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Although we strive to maintain a high level of current tax-exempt income for the Fund, we are very concerned with credit quality. Accordingly, we are mindful of the potential erosion in bond quality if the economy slips into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly this year. The release of weaker than expected December sales figures tumbled rates and this decline persisted throughout the remainder of the reporting period. The recent rate cut confirmed what declining long-term interest rates had indicated all year
- that business conditions were weaker than monetary policy makers thought.
If economic conditions remain sluggish, further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task -- to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital -- continues to underscore our portfolio management decisions.
    While the municipal market and the Fund have each shown nearly double-digit returns for the past six months, the second calendar quarter results for municipal securities trailed the other fixed-income markets. The threat of tax reform appears to be limiting the enthusiasm for tax-exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed prior to the onset of talk regarding tax reform. While it could be years before an actual change in the law is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
    The financial situation in the State of California has not helped bond prices of in-state municipal securities. The Orange County bankruptcy, the rejection of its sales tax bailout plan, and predicted budget problems in Los Angeles County, have been further drags on California municipal issues. Both counties have proposed diverting portions of county transportation funds to help close shortfalls. Governor Wilson has not embraced these proposals and, at this time, a resolution of the dilemma is not apparent.
THE PORTFOLIO
    The political fallout from events in Orange and Los Angeles Counties suggests that we limit exposure to those bonds that might somehow be linked to these entities. While we are not presently concerned about the general health of the State, we believe that a conservative approach is warranted regarding these particular areas and is reflected in our limited exposure to related credits. Where we thought it was appropriate, individual holdings were insured in order to protect their value.
    As indicated in the last letter to shareholders, we lengthened the duration of the Fund earlier this year in response to a perceived slowing of the economy. At this time we have already begun shifting to a more defensive posture. In our view, market yields have dropped significantly, and further gains will be limited. While we don't envision a major sell-off, we believe it prudent to lock in a portion of the returns achieved thus far in 1995; the risk to this strategy is that future gains are limited should the market rally further. In summary, management is looking to enhance the Fund's overall credit quality and limit price volatility.
    Our primary tasks -- to protect principal, maintain liquidity and distribute a high level of current tax-exempt income to you -- continue to underscore our portfolio management decisions.
    Included in this report is a series of detailed statements regarding your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                              (Richard J. Moynihan Signature Logo)
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 15, 1995
New York, N.Y.
*  Total return represents the change during the period with dividends reinvested.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-California residents.
+   Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B and Class C shares.
++  Source: Lipper Analytical Services, Inc.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                JULY 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.1%                                                               AMOUNT           VALUE
                                                                                                --------------    --------------
CALIFORNIA-94.7%
Anaheim Public Financing Authority, Tax Allocation Revenue
    (Redevelopment Project Alpha) 6.31%, 12/28/2018 (Insured; MBIA).........                    $    4,000,000    $    4,076,600
Antelope Valley Hospital District, Insured COP 7.30%, 1/1/2006..............                         2,400,000         2,546,304
California:
    6.90%, 4/1/2005.........................................................                         2,000,000         2,258,820
    6.125%, 10/1/2011.......................................................                         2,875,000         3,018,232
California Department of Water Resources, Revenue
    (Central Valley Project) 6.40%, 12/1/2026...............................                         7,800,000         7,899,450
California Educational Facilities Authority, Revenue, Refunding
    (Saint Mary's College) 5%, 10/1/2012....................................                         4,000,000         3,473,960
California Health Facilities Financing Authority, Revenue:
    (Eskaton Properties) 7.50%, 5/1/2020 (Insured; California Health
Facilities
      Construction Insurance) (Prerefunded 5/1/2000) (a)....................                         4,000,000         4,544,760
    (Kaiser Permanente)  5.60%, 5/1/2033....................................                         3,000,000         2,659,440
    (Saint Francis Memorial Hospital) 5.875%, 11/1/2023.....................                         4,500,000         4,094,730
California Housing Finance Agency, Home Mortgage Revenue:
    6.10%, 8/1/2014.........................................................                         4,340,000         4,272,904
    Zero Coupon, 8/1/2023...................................................                         6,570,000           711,202
    6.70%, 8/1/2025.........................................................                         2,000,000         2,033,660
    7.50%, 8/1/2029.........................................................                         1,135,000         1,190,649
    8%, 8/1/2029............................................................                          525,000            557,046
    7.60%, 8/1/2030.........................................................                         1,605,000         1,696,581
    7.70%, 8/1/2030.........................................................                         1,200,000         1,270,032
California Pollution Control Financing Authority, SWDR (North County
Recycling
    Center) 6.75%, 7/1/2011 (LOC; Union Bank of Switzerland) (b)............                         2,500,000         2,592,925
California Public Works Board, LR:
    (Department of Corrections - Madera State Prison) 6%, 6/1/2010..........                         3,000,000         3,043,920
    (Secretary of State) 6.75%, 12/1/2012...................................                         3,475,000         3,606,007
    (University of California Projects):
      5.55%, 6/1/2010.......................................................                         4,000,000         3,843,400
      5.50%, 6/1/2019.......................................................                         8,000,000         7,315,680
California Statewide Communities Development Authority, COP, Revenue,
Refunding
    (Pacific Homes) 5.90%, 4/1/2009.........................................                         4,340,000         4,368,167
Central Valley Financing Authority, Cogeneration Project Revenue
    (Carson Ice - General Project) 6%, 7/1/2009.............................                         4,500,000         4,437,180
Compton, COP, Refunding 7.50%, 8/1/2015 (LOC; Mitsui Trust and Banking) (b).                         2,000,000         2,096,820
Contra Costa County, Water District Revenue 6%, 10/1/2011 (Insured; MBIA)...                         1,725,000         1,731,779
Eureka Public Financing Authority, Tax Allocation Revenue, Refunding
    (Eureka Redevelopment Projects) 6.25%, 11/1/2011 (Insured; CGIC)........                         2,000,000         2,067,020
Fontana Redevelopment Agency, Tax Allocation Revenue
    (North Fontana Redevelopment Project) 7.25%, 9/1/2020...................                         4,250,000         4,472,573

                                                                                                        JULY 31, 1995 (UNAUDITED)
Premier California Municipal Bond Fund                                                             PRINCIPAL
Statement of Investments (continued)                                                                 AMOUNT           VALUE
Long-Term Municipal Investments (continued)
California (continued)                                                                           -------------     ------------
Lake Elsinore Public Financing Authority, Local Agency Revenue:
    7.50%, 10/1/2010........................................................                    $    3,000,000  $      2,894,520
    8%, 10/1/2020...........................................................                         1,640,000         1,644,559
Los Angeles Convention and Exhibition Center Authority, COP, Revenue,
Refunding
    7.375%, 8/15/2018 (Prerefunded 8/15/1999) (a)...........................                           700,000           790,076
Los Angeles County Building Authority, Revenue, Refunding
    5.60%, 5/1/2008.........................................................                         4,445,000         4,333,964
Los Angeles Harbor Department, Revenue 7.60%, 10/1/2018.....................                           750,000           828,750
Los Banos, COP 7.65%, 9/1/2019 (Prerefunded 9/1/1999) (a)...................                           500,000           570,695
Madera County, COP (Valley Children's Hospital):
    6.25%, 3/15/2006 (Insured; MBIA)........................................                         2,250,000         2,406,645
    6.50%, 3/15/2009 (Insured; MBIA)........................................                         3,370,000         3,639,364
Menlo Park Community Development Agency, Tax Allocation, Refunding
    (Las Pulgas Community Development Project) 6.55%, 10/1/2011 (Insured; AMBAC).                    2,000,000         2,136,060
Metropolitan Water District, Water Works Revenue 5.60%, 7/1/2010 (Insured; MBIA).                    3,260,000         3,233,790
Monrovia Redevelopment Agency, Tax Allocation Refunding
    (Central Redevelopment Project) 6.70%, 5/1/2021 (Insured; AMBAC)........                         2,000,000         2,127,460
Mount Shasta, HR, COP (Mercy Medical Center)
    7.25%, 7/1/2019 (Prerefunded 7/1/1999) (a)..............................                         1,855,000         2,082,349
Mountain View Shoreline Regional Park Community 5.75%, 8/1/2018.............                         4,605,000         4,429,089
Nevada County, COP (Western Nevada Co. Solid Waste-McCourtney Road Landfill)
    7.50%, 6/1/2021.........................................................                         2,200,000         2,212,562
Northern California Power Agency, Public Power Revenue, Refunding:
    (Geothermal Project No. 3) 7%, 7/1/2007.................................                         1,000,000         1,029,340
    (Hydroelectric Project No. 1):
      6.30%, 7/1/2018.......................................................                         6,000,000         6,353,700
      7.15%, 7/1/2024.......................................................                         4,415,000         4,691,467
Orange County, Special Tax (Community Facilities District No. 87):
    7.75%, 8/15/2014........................................................                         2,375,000         2,375,000
    7.80%, 8/15/2015 (Prerefunded 8/15/2000) (a)............................                         2,000,000         2,325,520
Orange Cove, Irrigation District Revenue, COP (Rehabilitation Project)
    7.25%, 2/1/2012.........................................................                         3,000,000         3,097,800
Richmond Joint Powers Financing Authority, Revenue 7.25%, 5/15/2013.........                         1,500,000         1,564,080
Riverside County, COP (Master Refunding Project) 5.75%, 11/1/2012)..........                         3,000,000         2,848,740
Riverside County, SFMR 7.80%, 5/1/2021 (Collateralized; GNMA)...............                         1,250,000         1,541,075
Roseville, Special Tax (Community Facilities District No. 1) 7.70%, 9/1/2020                         2,000,000         2,044,300
Sacramento County, Special Tax (Community Facilities District No. 1):
    8.20%, 12/1/2010........................................................                         2,250,000         2,392,065
    8.25%, 12/1/2020........................................................                         2,000,000         2,125,600

Premier California Municipal Bond Fund (continued)
Statement of Investments (continued)
Long-Term Municipal Investments (continued)
California (continued)                                                                                JULY 31, 1995 (UNAUDITED)
                                                                                                 PRINCIPAL
Sacramento Schools Insurance Authority, Revenue (Workers Compensation                             AMOUNT           VALUE
Program)                                                                                      --------------    --------------
    5.75%, 6/1/2003.........................................................                    $    3,945,000    $    4,024,334
San Diego, IDR (San Diego Electric and Gas) 5.90%, 6/1/2018.................                         2,000,000         1,953,260
San Diego County Water Authority, Water Revenue, COP 5.607%, 4/23/2008......                         4,000,000         4,010,360
San Francisco City and County Sewer Revenue, Refunding
    6%, 10/1/2011 (Insured; AMBAC)..........................................                         4,500,000         4,518,405
San Marcos Public Facilities Authority, Revenue, Refunding
    (Public Improvement - Civic Center) 6.15%, 8/1/2013.....................                         2,320,000         2,225,089
Santa Barbara County, COP 5.70%, 3/1/2011...................................                         4,000,000         3,830,600
Santa Fe Springs Redevelopment Agency, Tax Allocation Revenue
    (Consolidated Redevelopment Project) 6.40%, 9/1/2022....................                         7,275,000         7,481,101
Santa Monica, Wastewater Enterprise Revenue 4.75%, 1/1/2010 (Insured; AMBAC)                         2,895,000         2,592,762
Sequoia Hospital District, Revenue, Refunding
    7.50%, 9/1/2008 (Prerefunded 9/1/1998) (a)..............................                           795,000           887,268
Southern California Public Power Authority, Power Revenue, Refunding 5%, 7/1/2015                    3,000,000         2,594,370
Southern California Rapid Transit District, COP
    (Worker's Compensation Fund) 6%, 7/1/2010...............................                         2,045,000         2,054,305
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (c)                         2,000,000           240,000
Upland, HR, COP (San Antonio Community Hospital) 7.125%, 1/1/2011...........                         1,000,000         1,028,480
Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017........................                         3,000,000         3,148,740
Waterford Public Financing Authority, Revenue 8.20%, 9/15/2020..............                         3,505,000         3,723,887
West Sacramento Redevelopment Agency, Tax Allocation Revenue
    (West Sacramento Redevelopment Project) 6.25%, 9/1/2021 (Insured; MBIA).                         4,000,000         4,047,720
U.S. RELATED-3.4%
Puerto Rico Electric Power Authority, Power Revenue, Refunding 7.125%, 7/1/2014                      2,000,000         2,139,420
Virgin Islands Territory (Hugo Insurance Claims Fund Program) 7.75%, 10/1/2006                       1,770,000         1,922,450
Virgin Islands Water and Power Authority, Electric Systems Revenue 7.40%, 7/1/2011                   3,000,000         3,176,190
                                                                                                                   -------------
TOTAL LONG TERM MUNICIPAL INVESTMENTS (cost $203,598,526)...................                                        $207,197,152
                                                                                                                   =============
SHORT TERM MUNICIPAL INVESTMENTS-1.9%
CALIFORNIA;
California Statewide Communities Development Authority, Apartment Development
    Revenue, VRDN 5.10% (cost $4,000,000) (d)...............................                    $    4,000,000    $    4,000,000
                                                                                                                   =============
TOTAL INVESTMENTS-100.0% (cost $207,598,526)................................                                        $211,197,152
                                                                                                                   =============

PREMIER CALIFORNIA MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
CGIC          Capital Guaranty Insurance Corporation             MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                   Insurance Corporation
GNMA          Government National Mortgage Association           MFHR    Multi - Family Housing Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Note

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                               35.5%
AA                                 Aa                             AA                                 9.8
A                                  A                              A                                 32.0
BBB                                Baa                            BBB                                8.2
D                                  D                              D                                   .1
F1+ & F1                           MIG1,VMIG1 & P1                SP1 & A1                           1.9
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     12.5
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government Securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c)  Non-income producing security; interest payments in default.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.








See independent accountants' review report and notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                     JULY 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $207,598,526)-see statement.....................................                                         $211,197,152
    Interest receivable.....................................................                                            3,349,697
    Receivable for shares of Beneficial Interest subscribed.................                                               72,138
    Prepaid expenses........................................................                                               16,811
                                                                                                                    -------------
                                                                                                                      214,635,798
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $     96,885
    Due to the Distributor..................................................                               52,584
    Payable for investment securities purchased.............................                            8,122,059
    Payable for shares of Beneficial Interest redeemed......................                               40,049
    Accrued expenses and other liabilities..................................                              229,368       8,540,945
                                                                                                     ------------   -------------
NET ASSETS..................................................................                                         $206,094,853
                                                                                                                    =============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $198,545,288
    Accumulated undistributed net realized gain on investments..............                                            3,950,939
    Accumulated net unrealized appreciation on investments-Note 3...........                                            3,598,626
                                                                                                                    -------------
NET ASSETS at value.........................................................                                         $206,094,853
                                                                                                                    =============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                           14,684,073
                                                                                                                    =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                            1,590,233
                                                                                                                    =============
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                   77
                                                                                                                    =============
NET ASSET VALUE per share:
    Class A Shares
      ($185,948,787 / 14,684,073 shares)....................................
                                                                                                                           $12.66
                                                                                                                           ======
    Class B Shares
      ($20,145,090 / 1,590,233 shares)......................................                                               $12.67
                                                                                                                           ======
    Class C Shares
      ($976 / 77 shares)....................................................
                                                                                                                           $12.67
                                                                                                                           ======
See independent accountants' review report and notes to financial statements.
PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                SIX MONTHS ENDED JULY 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $  6,644,845
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $   581,049
      Shareholder servicing costs-Note 2(c).................................                         339,699
      Distribution fees-Note 2(b)...........................................                          49,521
      Professional fees.....................................................                          32,109
      Trustees' fees and expenses-Note 2(d).................................                          18,092
      Custodian fees........................................................                          12,841
      Registration fees.....................................................                           4,901
      Prospectus and shareholders' reports..................................                           3,924
      Miscellaneous.........................................................                          11,822
                                                                                                  ----------
            TOTAL EXPENSES..................................................                                            1,053,958
                                                                                                                      -----------
            INVESTMENT INCOME-NET...........................................                                            5,590,887
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                      $3,133,410
    Net unrealized appreciation on investments..............................                       4,179,251
                                                                                                  ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                            7,312,661
                                                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $12,903,548
                                                                                                                    =============

See independent accountants' review report and notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED     SIX MONTHS ENDED
                                                                                                  JANUARY 31,     JULY 31, 1995
                                                                                                     1995          (UNAUDITED)
                                                                                                -------------     -------------
OPERATIONS:
    Investment income-net..................................................                     $  13,051,960     $    5,590,887
    Net realized gain on investments.......................................                         1,759,018          3,133,410
    Net unrealized appreciation (depreciation) on investments for the period                      (27,102,766)         4,179,251
                                                                                                -------------      -------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..                       (12,291,788)        12,903,548
                                                                                                -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.......................................................                       (12,067,054)        (5,114,390)
      Class B shares.......................................................                          (984,906)          (476,490)
      Class C shares.......................................................                             -                     (7)
    Net realized gain on investments:
      Class A shares.......................................................                        (1,316,480)             -
      Class B shares.......................................................                          (128,731)             -
      Class C shares.......................................................                            -                   -
                                                                                                -------------      -------------
          TOTAL DIVIDENDS..................................................                       (14,497,171)        (5,590,887)
                                                                                                -------------      -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................                        12,980,330          3,512,952
      Class B shares.......................................................                         6,515,990          1,442,588
      Class C shares.......................................................                           -                    1,000
    Dividends reinvested:
      Class A shares.......................................................                         6,079,502          2,283,109
      Class B shares.......................................................                           709,931            303,390
      Class C shares.......................................................                           -                        7
    Cost of shares redeemed:
      Class A shares.......................................................                       (47,805,009)       (18,442,864)
      Class B shares.......................................................                        (3,113,197)        (1,237,680)
      Class C shares.......................................................                           -                    -
                                                                                                -------------      -------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS...                       (24,632,453)       (12,137,498)
                                                                                                -------------      -------------
            TOTAL (DECREASE) IN NET ASSETS.................................                       (51,421,412)        (4,824,837)
NET ASSETS:
    Beginning of period....................................................                       262,341,102        210,919,690
                                                                                                -------------      -------------
    End of period..........................................................                      $210,919,690       $206,094,853
                                                                                                =============      =============

                                                                            SHARES
                                  ----------------------------------------------------------------------------------------------
                                                 CLASS A                            CLASS B                  CLASS C
                                 --------------------------------    -----------------------------------------    ------------
                                  YEAR ENDED     SIX MONTHS ENDED        YEAR ENDED          SIX MONTHS ENDED      PERIOD ENDED
                                  JANUARY 31,     JULY 31, 1995          JANUARY 31,           JULY 31, 1995       JULY 31, 1995
                                     1995          (UNAUDITED)             1995                 (UNAUDITED)         (UNAUDITED)*
                                 ------------    ----------------        -----------       -------------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Shares sold........           1,040,833            275,517             506,103                    114,322                 76
    Shares issued for
      dividends reinvested          489,182            180,451              57,245                     23,973                  1
    Shares redeemed....          (3,847,929)       (1,449,904)            (252,804)                   (97,792)            -
                                 ------------    -------------         -----------             --------------       ------------
          NET INCREASE
            (DECREASE)
            IN SHARES
            OUTSTANDING          (2,317,914)          (993,936)            310,544                     40,503                 77
                                 ===========     =============         ===========              =============        ===========
*  From June 2, 1995 (commencement of initial offering) to July 31, 1995.
See independent accountants' review report and notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     CLASS A SHARES
                                                 --------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,         SIX MONTHS ENDED
                                                 --------------------------------------------------          JULY 31, 1995
PER SHARE DATA:                                    1991        1992        1993        1994        1995        (UNAUDITED)
                                                 -------     -------     -------     -------     -------         -------
Net asset value, beginning of period......        $12.02      $12.23      $12.58      $12.80      $13.64          $12.24
                                                 -------     -------     -------     -------     -------         -------
    INVESTMENT OPERATIONS:
    Investment income-net.................           .89         .82         .80         .77         .72             .34
    Net realized and unrealized gain
      (loss) on investments...............           .21         .36         .39         .94        (.80)            .42
                                                 -------     -------     -------     -------     -------         -------
      TOTAL FROM INVESTMENT OPERATIONS....          1.10        1.18        1.19        1.71        (.08)            .76
                                                 -------     -------     -------     -------     -------         -------
    DISTRIBUTIONS:
    Dividends from investment income-net..          (.89)       (.82)       (.80)       (.77)       (.72)           (.34)
    Dividends from net realized
      gain on investments.................            -         (.01)       (.17)       (.10)       (.60)            -
                                                 -------     -------     -------     -------     -------         -------
      TOTAL DISTRIBUTIONS.................          (.89)       (.83)       (.97)       (.87)      (1.32)           (.34)
                                                 -------     -------     -------     -------     -------         -------
    Net asset value, end of period........        $12.23      $12.58      $12.80      $13.64      $12.24          $12.66
                                                 =======     =======     =======     =======     =======         =======
TOTAL INVESTMENT RETURN (1)...............          9.45%      10.02%       9.78%      13.62%      (4.34%)         12.50%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets          .11%        .47%        .65%        .78%        .90%            .95%(2)
    Ratio of net investment income to
      average net assets..................          7.19%       6.62%       6.30%       5.71%       5.72%           5.34%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..           .91%        .48%        .28%        .15%        .02%            -
    Portfolio Turnover Rate...............          5.95%      10.29%      36.54%      26.69%      37.39%          51.60%(3)
    Net Assets, end of period (000's Omitted)   $166,095    $218,703    $224,555    $245,435    $191,939        $185,949
-------------------------------
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
See independent accountants' review report and notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       CLASS B SHARES                 CLASS C SHARES
                                           ------------------------------------------------------    ----------------
                                                 YEAR ENDED JANUARY 31,          SIX MONTHS ENDED       PERIOD ENDED
                                           -------------------------------         JULY 31, 1995       JULY 31, 1995
PER SHARE DATA:                            1993(1)       1994        1995           (UNAUDITED)        (UNAUDITED)(2)
                                           -------     -------     -------            -------              -------
    Net asset value,
      beginning of period...........        $12.69      $12.81      $13.64             $12.25               $12.98
                                           -------     -------     -------            -------              -------
    INVESTMENT OPERATIONS:
    Investment income-net...........           .03         .69         .65              .30                  .09
    Net realized and unrealized gain
       (loss) on investments........           .12         .93        (.79)             .42                 (.31)
                                           -------     -------     -------            -------              -------
      TOTAL FROM
          INVESTMENT OPERATIONS.....           .15        1.62        (.14)            .72                 (.22)
                                           -------     -------     -------            -------              -------
    DISTRIBUTIONS:
    Dividends from
      investment income-net.........          (.03)       (.69)       (.65)           (.30)                (.09)
    Dividends from net realized
      gain on investments...........           -          (.10)       (.60)              -                   -
                                           -------     -------     -------            -------              -------
      TOTAL DISTRIBUTIONS...........          (.03)       (.79)      (1.25)            (.30)                (.09)
                                           -------     -------     -------            -------              -------
    Net asset value, end of period..        $12.81      $13.64      $12.25             $12.67               $12.67
                                           =======     =======     =======            =======              =======
TOTAL INVESTMENT RETURN (3).........         25.98%(4)   12.91%      (4.77%)            11.96%(4)            (1.66%)(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to
      average net assets............          1.07%(4)    1.31%       1.42%              1.47%(4)             1.90%(4)
    Ratio of net investment income to
      average net assets............          4.92%(4)    4.90%       5.17%              4.81%(4)             4.39%(4)
    Decrease reflected in above
      expense ratios due to
      undertakings by the Manager              .13%(4)     .13%        .02%               -                    -
    Portfolio Turnover Rate.........         36.54%      26.69%      37.39%             51.60%(5)            51.60%(5)
    Net Assets, end of period
      (000's Omitted)...............          $325     $16,906     $18,981            $20,145                   $1
-----------------------------
(1)    From January 15, 1993 (commencement of initial offering) to January 31, 1993.
(2)    From June 2, 1995 (commencement of initial offering) to July 31, 1995.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.
See independent accountants' review report and notes to financial statements.

PREMIER CALIFORNIA MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified, open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the six months ended July 31, 1995.
    Dreyfus Service Corporation retained $737 during the six months ended July 31, 1995 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C. During the period ended July 31, 1995, $49,520 was charged to the Fund for the Class B shares and $1 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1 % of the value of the average daily net assets of Class A, Class B and Class C shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended July 31, 1995, $239,352, $24,760 and $1 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $158,544,794 and $162,809,953, respectively, for the six months ended July 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At July 31, 1995, accumulated net unrealized appreciation on investments was $3,598,626, consisting of $6,675,366 gross unrealized appreciation and $3,076,740 gross unrealized depreciation.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER CALIFORNIA MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER CALIFORNIA MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Premier California Municipal Bond Fund, including the statement of investments, as of July 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended July 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended January 31, 1995 and financial highlights for each of the five years in the period ended January 31, 1995 and in our report dated March 7, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              (Ernst & Young Signature Logo)
New York, New York

(Dreyfus Logo)

PREMIER CALIFORNIA
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                        023/663SA957


(Dreyfus Logo)


Semi-Annual Report
Premier California
Municipal Bond Fund
July 31, 1995